Exhibit 10.4

                            SHARE PURCHASE AGREEMENT


AGREEMENT made as of November 30, 1999

BETWEEN

         CATHAYONLINE TECHNOLOGIES (HONG KONG) LIMITED of Suite 1103, Aon China Building, 29 Queen's Road Central, Hong Kong, a company duly incorporated under the laws of Hong Kong Special Administrative Region (the "Vendor");

AND

         MOORGATE   MANAGEMENT  INC.  of  Vancouver,   Canada,  a  company  duly
         incorporated   under  the  laws  of  British   Columbia,   Canada  (the
         "Purchaser")

WHEREAS:

A. The Vendor is the sole beneficial owner of all the issued share capital of China Lottery (Hong Kong) Limited;

B. China Lottery (Hong Kong) Limited is a company duly incorporated under the laws of Hong Kong Special Administrative Region; and

C. China Lottery (Hong Kong) Limited beneficially owns certain lottery business in China.

NOW THEREFORE in consideration of the mutual covenants in this Agreement and of other consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1.       INTERPRETATION

1.1      Definitions

         In this Agreement,

         "Business Day" means any day of the week other than a Saturday or Sunday on which banks are open for business in HKSAR;

         "Company" means China Lottery (Hong Kong) Limited, a company duly incorporated under the laws of HKSAR;

         "Effective Date" means January 31, 2000, or such other date as the parties hereto agree;

         "Effective Time" means 10:30 a.m. on the Effective Date or such other time on the Effective Date as the parties hereto may agree;

         "Encumbrance" means any encumbrance of any kind whatever, choate or inchoate, and includes, without limitation, a security interest, mortgage, lien, hypothec, pledge, hypothecation, charge, trust or deemed trust, whether contractual, statutory or otherwise arising;

         "HK$" means Hong Kong dollars;

         "HKSAR" means Hong Kong Special Administrative Region;

         "Person" includes an individual, corporation, partnership, joint venture, trust, syndicate, unincorporated organization, the Crown or any agency or instrumentality thereof or any other entity recognized by law;

         "Purchase Price" has the meaning ascribed thereto in Section 2.2;

         "Purchased Shares" means all of the issued ordinary shares of the Company beneficially owned by the Vendor as at the Effective Time, being 2 ordinary shares of the Company of HK$1.00 each;

         "US$" means United States dollars.

2.       PURCHASE AND SALE OF SHARES

2.1      Purchase and Sale of Shares

         Subject to the terms and conditions of this Agreement, the Vendor hereby agrees to sell and transfer the Purchased Shares to the Purchaser at the Effective Time on the Effective Date, free and clear of all Encumbrances and the Purchaser agrees to purchase from the Vendor the Purchased Shares.

2.2      Purchase Price

         The purchase price (the "Purchase Price") for the Purchased Shares shall be US$150,000. The Purchaser shall pay the Purchase Price by cashier's order as provided in Section 3.1 or otherwise directed by the Vendor.

3.       SATISFACTION OF PURCHASE PRICE

3.1      Cashier's Order

         In consideration of the transfer by the Vendor to the Purchaser of the Purchased Shares, the Purchaser agrees to pay to the Vendor the Purchase Price by means of a Cashier's Order drawn in favour of the Vendor or in the form of other consideration acceptable to the Vendor. The parties acknowledge that the Purchase Price of US$150,000 represents the fair value of the Purchased Shares as mutually agreed by the parties hereto.


4.       CONDITIONS PRECEDENT

4.1 Conditions for the Benefit of the Purchaser. The purchase and sale of the Purchased Shares are subject to the following conditions to be fulfilled or performed at or prior to the Effective Time, which conditions are for the exclusive benefit of the Purchaser and may be waived in whole or in part by the Purchaser in its sole discretion:

         (a) Truth of Representations and Warranties. The representations and warranties of the Vendor for the benefit of the Purchaser contained in this Agreement shall be true and correct as at the Effective Time with the same force and effect as if such representations and warranties had been made on and as at such time.

         (b) Performance of Covenants. The Vendor shall have fulfilled or complied with all covenants herein contained required to be performed by them at or prior to the Effective Time.

         (c) Consents and Authorizations. All relevant consents and authorizations required (if any) in respect of the transaction contemplated hereunder shall have been obtained on terms acceptable to the Purchaser acting reasonably.

         (d) Deliveries. The Vendor shall have delivered or caused to be delivered to the Purchaser the following:

                  (i) instruments of transfers and sold notes in respect of the Purchased Shares in favour of the Purchaser and/or its nominee executed by the Vendor and/or its nominee;

                  (ii) new share certificate representing the Purchased Shares in the name of the Purchaser and/or its nominee;

                  (iii) a cashier's order drawn in favour of the government of HKSAR in the sum of HK$752.31 representing the stamp duty payable on the sale of the Purchased Shares by the Vendor;

(iv) certified copies of (i) all resolutions of the board of directors of the Vendor approving the entering into of this Agreement and the completion of all transactions contemplated hereunder; and (ii) all other instruments evidencing necessary corporate action of the Vendor, if any, with respect to such matters; and,

(v) the completion by the Purchaser prior to the Effective Date of such due diligence investigations as the Purchaser or its advisors, accountants and solicitors deem appropriate and the results thereof being to the satisfaction of the Purchaser, as the Purchaser in its sole desirability may determine.

4.2 Conditions for the Benefit of the Vendor. The purchase and sale of the Purchased Shares are subject to the following conditions to be fulfilled or performed at or prior to the Effective Time, which conditions are for the exclusive benefit of the Vendor and may be waived by the Vendor in its sole discretion:

         (a) Truth of Representations and Warranties. The representations and warranties of the Purchaser for the benefit of the Vendor contained in this Agreement shall be true and correct as at the Effective Time with the same force and effect as if such representations and warranties had been made on and as at such time.

         (b) Performance of Covenants. The Purchaser shall have fulfilled or complied with all covenants herein contained required to be performed by it at or prior to the Effective Time.

         (c) Consents and Authorizations. All relevant consents and authorizations required (if any) in respect of the transaction contemplated hereunder shall have been obtained on terms acceptable to the Vendor acting reasonably.

         (d) Deliveries. The Purchaser shall have delivered to the Vendor the following:

                  (i) a cashier's order drawn in favour of the Vendor in the sum of US$150,000 representing the Purchase Price or other equal consideration; and

                  (ii) certified copies of (i) all resolutions of the board of directors of the Purchaser approving the entering into of this Agreement and the completion of all transactions contemplated hereunder; and (ii) all other instruments evidencing necessary corporate action of the Purchaser, if any, with respect to such matters.

4.3 The Vendor will cause a meeting of the board of directors of the Company to be held at which resolutions shall be passed to:

         (a) approve and register (subject to stamping) the transfer of the Purchased Shares and to issue new share certificate for the Purchased Shares in the name of the Purchaser;

         (b)      authorize  such other matters as  reasonably  requested by the
                  Purchaser   to  give   effect  to  the   transactions   herein
                  contemplated; and,

         (c) the Vendor covenants to make available to the Purchaser all data and information that it has relating to the Company and its business or officers.

5.       REPRESENTATIONS AND WARRANTIES

5.1      Representations and Warranties of the Vendor

         The Vendor represents and warrants to the Purchaser that :

         (a) it is a corporation duly incorporated, organized and validly subsisting under the laws of HKSAR;

         (b) it has the corporate power and capacity to, and has taken all corporate action necessary to, enter into, execute, deliver and perform its obligations under this Agreement;

         (c) it is the sole beneficial owner of the Purchased Shares and the Purchaser shall acquire from it good title to the Purchased Shares free and clear of all Encumbrances;

         (d) this Agreement constitutes a valid and binding obligation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other laws, whether or not similar, generally affecting enforceability of creditors' rights and that equitable remedies such as specific performance and injunctive relief are in the discretion of the court from which they are sought;

         (e) no Person other than the Purchaser has any agreement, option, claim or right of any kind capable of becoming an agreement for the transfer to that Person of any of the Purchased Shares or any other security of the Company; and

         (f) the authorized capital of the Company consists of HK$10,000 divided into 10,000 ordinary shares of HK$1.00 each, of which only the Purchased Shares have been duly issued and are outstanding as fully paid shares.

5.2      Representations and Warranties of the Purchaser

         The Purchaser represents and warrants to the Vendor that :

         (a) the Purchaser is a corporation duly incorporated, organized and validly subsisting under the laws of Nevada, the United States of America;

         (b) the Purchaser has the corporate power and capacity to, and has taken all corporate power and capacity to, and has taken all corporate action necessary to, enter into, execute, deliver and perform its obligations under this Agreement; and

         (c) this Agreement constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other laws, whether or not similar, generally affecting enforceability of creditors' rights and that equitable remedies such as specific performance and injunctive relief are in the discretion of the court from which they are sought.

5.3      Survival

         The representations and warranties set forth in Sections 5.1 and 5.2 shall survive the sale and transfer of the Purchased Shares for a period of 1 year after the date hereof. No claim in respect of any misrepresentation or breach of warranty hereunder shall be made by any party more than 1 year after the date hereof.

6.       General

6.1      Notice

         Any notice, demand or other communication (in this section, a "notice") required or permitted to be given or made hereunder shall be in writing and shall be sufficiently given or made if :

         (a) delivered in person (including by commercial courier) during normal business hours on a Business Day and left with a receptionist or other responsible employee of the relevant party at the applicable address set forth below;

         (b)      sent by prepaid first class mail; or

         (c) sent by any electronic means of sending messages, including telex or facsimile transmission which produces a paper record ("Electronic Transmission"), during normal business hours on a Business Day charges prepaid and confirmed by prepaid first class mail;

         addressed

         (a)      in the case of a notice to the Vendor, to it at :

                           CathayOnline Inc.
                           Suite 1000, 6 East 45th Street
                           New York, New York
                           U.S.A.    10017

                           Attention :      President
                           Fax:             1-212-867-6908

                  And copied to:

                           Stikeman, Elliott
                           Suite 1103 Aon China Building
                           29 Queen's Road Central
                           Hong Kong
                           Attention:       Mr. Guanxi Zheng
                           Fax:             (852) 2845-9076

         (b)      and in the case of a notice to the Purchaser, to it at :

                           Moorgate Management Inc.
                           Suite 303 - 543 Granville St.
                           Vancouver, B.C.
                           Canada  V6C 1X8

                           Attention :      President
                           Fax:

         Each notice sent in accordance with this section shall be deemed to have been received:

         (a)      on the day it was delivered;

         (b) on the third Business Day after it was mailed (excluding each Business Day during which there existed any general or rotating interruption of postal services due to strike, lockout or other cause); or

         (c) on the same day that it was sent by Electronic Transmission, or on the first Business Day thereafter if the day on which it was sent by Electronic Transmission was not a Business Day.

         The Vendor or the Purchaser may change its address for notice by notifying the other party of such changes.

6.2      Further Assurances

         The Vendor and the Purchaser shall do such acts and execute such further documents, conveyances, deeds, assignments, transfers and the like, and will cause the doing of such acts and the execution of such further documents as are within their power, as either the Vendor or the Purchaser may in writing at any time and from time to time reasonably request be done or executed, in order to give full effect to the provisions of this Agreement.

6.3      Costs and Expenses

(a) Each party shall pay its own costs and expenses in relation to the negotiations leading up to the sale and purchase of the Purchased Shares and to the preparation and execution of this Agreement If for any reason the sale and purchase of the Purchased Shares does not complete, each party shall be responsible for its own costs only.

(b) The Vendor shall pay all stamp duty on the sale of the Purchased Shares.

(c) The Purchaser shall pay all stamp duty on the purchase of the Purchased Shares.

6.4      Time of Essence

         Time shall be of the essence of each provision of this Agreement.

6.5      Number

         Words expressed in the singular include the plural and vice-versa, except when the context clearly indicates to the contrary.

6.6      Headings

         The division of this Agreement into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The article and section headings in this Agreement are not intended to be full or precise descriptions of the text to which they refer and shall not be considered part of this Agreement.

6.7      Governing Law and Jurisdiction

(a) This Agreement shall be governed by, and construed and enforced in accordance with, the laws in force in the HKSAR. Each party irrevocably submits to the non-exclusive jurisdiction of the courts of HKSAR with respect to any matter arising hereunder or related hereto.

(b) The Purchaser irrevocably appoints ____________________ as its agent to receive and acknowledge on its behalf service of any writ, summons, order, judgment or other notice of legal process in HKSAR in connection with or arising out of this Agreement. If for any reason the aforementioned agent of the Purchaser no longer services as agent of the Purchaser, the Purchaser shall promptly appoint a successor agent in HKSAR and notify the Vendor accordingly, provided that until the Vendor receive such notification of change of agent, it shall be entitled to treat the aforementioned agent as the agent of the Purchaser.

(c) Each of the parties have agrees that any legal process in connection with or arising out of this Agreement shall be sufficiently served on it if delivered to the Vendor at the abovementioned address or to the Purchaser's agent at such agent's address for the time being in HKSAR whether or not such agent gives notice thereof to the Purchaser.

6.8      Counterparts

         This Agreement may be executed in any number of counterparts. Each executed counterpart shall be deemed to be an original. All executed counterparts taken together shall constitute one agreement.

6.9      Successors and Assigns

         This Agreement shall enure to the benefit of and be binding upon the Vendor and its successors and assigns and upon the Purchaser and its successors and assigns. The successors of either party include its successors by amalgamation The Purchaser shall be entitled to assign this Agreement without the consent of the Vendor, and upon notice to the Vendor such assignment, the Purchaser shall be deemed to be relieved of all obligations hereunder.

         IN WITNESS WHEREOF the parties have executed this Agreement.


                         CATHAYONLINE TECHNOLOGIES (HONG
                                            KONG) LIMITED


                                            by :
                                     Name :
                                     Title :


                                            by :
                                     Name :
                                     Title :


                            MOORGATE MANAGEMENT INC.


                                            by :
                                     Name :
                                     Title :


                                            by :
                                     Name :
                                     Title: